April 15, 2019

SILK INVEST NEW HORIZONS FRONTIER FUND (the “Fund”)

Supplement to the Prospectus and Statement of Additional Information dated October 28, 2018 as amended December 21, 2018

Effective immediately, the Fund’s prospectus and Statement of Additional Information are amended to reflect that the Fund’s Lead Portfolio Manager is now Hifza Zia and that the address of Silk Invest Limited, the Fund’s investment adviser (the “Adviser”), has changed as described below.

Portfolio Manager Change

Hifza Zia replaces Olufunmilayo Akinluyi as Lead Portfolio Manager. The Portfolio Managers subsection on page 7 of the prospectus is replaced as follows:

Name	Portfolio Manager of the Fund Since	Title
Hifza Zia	April 2019	Lead Portfolio Manager
Zin El Abidin Bekkali	Inception of the Predecessor Fund in 2016	Chief Investment Officer and Portfolio Manager

The first two paragraphs of the Portfolio Managers subsection on pages 14 and 15 of the prospectus are replaced in their entirety with the following two paragraphs:

Hifza Zia serves as the Fund’s lead portfolio manager, and Zin El Abidin Bekkali serves as Chief Investment Officer and portfolio manager.

Ms. Zia is a Senior Investment Analyst covering Frontier Asian equity markets at Silk Invest Limited and joined the firm in 2015. She worked at Burj Bank Limited from 2012 to 2015 and Lakson Investments Ltd. from 2011 to 2012. Ms. Zia holds an MBA in Finance from the Institute of Business Administration (Karachi) and is also a Junior Associate at the Institute of Bankers Pakistan. Ms. Zia is a Pakistani national and is based in Karachi.

The About the Portfolio Managers subsection on pages 15 and 16 of the Statement of Additional Information is replaced in its entirety with the following:

The Fund is managed by Hifza Zia, Lead Portfolio Manager, and Zin El Abidin Bekkali, Chief Investment Officer and Portfolio Manager, of the Adviser (the “Portfolio Managers”). As of March 31, 2019, the Portfolio Managers were also responsible for the management of the following types of other accounts in addition to the Fund:

Hifza Zia
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	4	27	4	27
Other Accounts:	0	0	0	0

Zin El Abidin Bekkali
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	6	66	6	66
Other Accounts:	0	0	0	0

The Portfolio Managers of the Fund are compensated with a fixed salary, a variable bonus based upon the overall success of the firm and a discretionary bonus tied to individual outperformance.

The Portfolio Managers’ ownership of shares of the Fund as of March 31, 2019, appears in the table below.

Portfolio Manager	Dollar Range of Shares Owned
Hifza Zia	None
Zin El Abidin Bekkali	None

Adviser Change of Address

All references to the Adviser’s address throughout the prospectus and Statement of Additional Information are deleted and replaced with the following:

Silk Invest Limited

68 Lombard Street

London, EC3V 9LJ

United Kingdom

You should read this supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, each dated October 28, 2018, as amended December 21, 2018, and retain it for future reference.